January 23, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,

Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 15, 2004
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c). Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            January 15, 2004 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 January 15, 2004 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            January 15, 2004 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 January 15, 2004 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          January 23, 2004



By: 		  __________________________________
Name:          /s/ Matt Pechulis
Title:         Vice President & Assistant Secretary



EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:             09-Jan-04
Determination Date:          12-Jan-04
Monthly Payment Date:        15-Jan-04
Collection Period Ending:    31-Dec-03

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                  8,617,174.45
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      421,701.11
     Current Monthly Interest Shortfall/Excess                                                                          -147,277.33
     Recoup of Collection Expenses                                                                                        -8,973.86
     Amount of Withdrawal, if any, from Reserve Account                                                                  262,450.82
     Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                              9,145,075.19

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                      1,585,893.99
     Amount of Interest Payments Received During the Collection Period                                                 1,733,171.32
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                           -147,277.33

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%         7,500,025.52
     of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
     Beginning Reserve Account Balance                                                                                 7,500,025.52
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)     262,450.82
     Reserve Account Investment Earnings                                                                                   5,048.78
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
     and over-collateralization amounts has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             7,500,025.52
     Total Ending Reserve Balance                                                                                      7,242,623.48

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                        1,733,171.32
     Scheduled Principal Payments Received                                                                             1,953,107.97
     Principal Prepayments Received                                                                                    4,930,895.16
     Total Interest and Principal Payments Received                                                                    8,617,174.45

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     467,531.57
     minus  Reasonable Expenses                                                                                           45,830.46
     Net Liquidation Proceeds                                                                                            421,701.11
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                       421,701.11

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                              9,038,875.56
V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                             222,306,443.67
     multiplied by Servicer Fee Rate                                                                                          0.50%
     divided by Months per Year                                                                                                  12
    SERVICING FEE AMOUNT                                                                                                  92,627.68

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                          1,000,003,402.96
     Pool Balance as of Preceding Accounting Date                                                                    222,306,443.67
     Pool Balance as of the Current Accounting Date                                                                  214,207,096.74
     Age of Pool in Months                                                                                                       58

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                          220,083,379.23
     Aggregate Note Balance as of Current Accounting Date                                                            212,065,025.77

b)
          Current Month      Number of Loans             Principal Balance            Percentage
     30-59 Days Delinquent         52                       1,220,947.29                0.570%
     60-89 Days Delinquent         15                        887,922.73                 0.415%
     90-119 Days Delinquent        16                        501,335.18                 0.234%
     120+ Days Delinquent           0                           0.00                    0.000%
     Defaults for Current Per      20                       1,215,343.80                0.567%
     Cumulative Defaults          1115                     44,271,686.85                4.427%
     Cumulative Recoveries                                 17,975,668.23                1.798%

    Current Period Realized Losses
     Current Month Realized Losses                                                                                     1,215,343.80
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.122%
     Preceding Realized Losses                                                                                           599,183.02
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.060%
     Second Preceding Realized Losses                                                                                    606,771.14
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.061%
     Cumulative Realized Losses                                                                                       26,296,018.62
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        2.630%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                    0.21420637
    Note Pool Factor                                                                                                     0.21206503

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                        0.00
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwis           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                 0.00
     Class A-2                                                                                                                 0.00
     Class A-3                                                                                                                 0.00
     Class A-4                                                                                                                 0.00
     Class A-5                                                                                                           550,818.96
     Class A-6                                                                                                           322,902.77
     Class B                                                                                                             132,500.00
     Class C                                                                                                             120,500.00

                                                                                                  Noteholders' Monthly
                                                                                       Beginning  Principal Distribu    Ending
                                                                                        Balance         Amount          Balance
     Class A-1                                                                                0.00              0.00           0.00
     Class A-2                                                                                0.00              0.00           0.00
     Class A-3                                                                                0.00              0.00           0.00
     Class A-4                                                                                0.00              0.00           0.00
     Class A-5                                                                       110,717,379.2      8,018,353.46 102,699,025.77
     Class A-6                                                                       64,366,000.00              0.00  64,366,000.00
     Class B                                                                         25,000,000.00              0.00  25,000,000.00
     Class C                                                                         20,000,000.00              0.00  20,000,000.00


c)  Recaptured Principal from Overcollateralization                                                                       80,993.47
    Excess Spread Received                                                                                              -343,444.29


VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                             8.85%
    Weighted Average Remaining Maturity (WAM)                                                                                   117


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                           9,145,075.19
Plus:     Trustee Fee                                                                                                      1,041.67
Less:    Reserve Withdrawl                                                                                               262,450.82
TOTAL WIRE TO CHASE                                                                                                    8,883,666.04

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                       0.00


EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:             09-Jan-04
Determination Date:          12-Jan-04
Monthly Payment Date:        15-Jan-04
Collection Period Ending:    31-Dec-03

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                  4,289,995.08
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      110,655.69
     Current Monthly Interest Shortfall/Excess                                                                           -68,271.61
     Recoup of Collection Expenses                                                                                        -2,609.14
     Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from Rese     327,685.59
     Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                              4,657,455.61

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                        836,996.46
     Amount of Interest Payments Received During the Collection Period                                                   905,268.07
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                            -68,271.61

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%          11,000,002.18
     of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
     Beginning Reserve Account Balance                                                                                11,000,002.18
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)     327,685.59
     Reserve Account Investment Earnings                                                                                   7,404.84
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
     and over-collateralization amounts has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            11,000,002.18
     Total Ending Reserve Balance                                                                                     10,679,721.43

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                          905,268.07
     Scheduled Principal Payments Received                                                                               780,495.12
     Principal Prepayments Received                                                                                    2,604,231.89
     Total Interest and Principal Payments Received                                                                    4,289,995.08

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     130,263.93
     minus  Reasonable Expenses                                                                                           19,608.24
     Net Liquidation Proceeds                                                                                            110,655.69
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                       110,655.69

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                              4,400,650.77
V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                             123,417,923.22
     multiplied by Servicer Fee Rate                                                                                          0.50%
     divided by Months per Year                                                                                                  12
    SERVICING FEE AMOUNT                                                                                                  51,424.13

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                            550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                    123,417,923.22
     Pool Balance as of the Current Accounting Date                                                                  119,374,163.59
     Age of Pool in Months                                                                                                       56

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                          120,949,564.76
     Aggregate Note Balance as of Current Accounting Date                                                            116,986,680.32

b)
          Current Month      Number of Loans             Principal Balance            Percentage
     30-59 Days Delinquent         28                       1,086,129.83                0.910%
     60-89 Days Delinquent         10                        604,956.19                 0.507%
     90-119 Days Delinquent        10                        384,049.87                 0.322%
     120+ Days Delinquent           0                           0.00                    0.000%
     Defaults for Current Per       9                        659,032.62                 0.552%
     Cumulative Defaults           384                     18,665,316.99                3.394%
     Cumulative Recoveries                                  9,355,119.48                1.701%

     Current Month Realized Losses                                                                                       659,032.62
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.120%
     Preceding Realized Losses                                                                                           274,740.10
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.050%
     Second Preceding Realized Losses                                                                                     49,421.98
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.009%
     Cumulative Realized Losses                                                                                        9,310,197.51
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.693%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                    0.21704389
    Note Pool Factor                                                                                                     0.21270306

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                        0.00
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwis           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                 0.00
     Class A-2                                                                                                                 0.00
     Class A-3                                                                                                                 0.00
     Class A-4                                                                                                            64,533.05
     Class A-5                                                                                                           299,946.45
     Class B                                                                                                             190,575.00
     Class C                                                                                                             139,516.67

                                                                                                  Noteholders' Monthly
                                                                                       Beginning  Principal Distribu    Ending
                                                                                        Balance         Amount          Balance
     Class A-1                                                                                0.00              0.00           0.00
     Class A-2                                                                                0.00              0.00           0.00
     Class A-3                                                                                0.00              0.00           0.00
     Class A-4                                                                       11,950,564.76      3,962,884.44   7,987,680.32
     Class A-5                                                                       53,999,000.00              0.00  53,999,000.00
     Class B                                                                         33,000,000.00              0.00  33,000,000.00
     Class C                                                                         22,000,000.00              0.00  22,000,000.00


c)  Recaptured Principal from Overcollateralization                                                                       80,875.19
    Excess Spread Received                                                                                              -408,560.78


VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                             8.29%
    Weighted Average Remaining Maturity (WAM)                                                                                   136


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                           4,657,455.61
Plus:     Trustee Fee                                                                                                      1,041.67
Less:    Reserve Withdrawl                                                                                               327,685.59
TOTAL WIRE TO CHASE                                                                                                    4,330,811.69

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                       0.00



EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:             09-Jan-04
Determination Date:          12-Jan-04
Monthly Payment Date:        15-Jan-04
Collection Period Ending:    31-Dec-03

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                  4,067,635.81
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      182,514.96
     Current Monthly Interest Shortfall/Excess                                                                           -71,183.90
     Recoup of Collection Expenses                                                                                        -1,384.22
     Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
     Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                              4,177,582.65

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                        828,654.54
     Amount of Interest Payments Received During the Collection Period                                                   899,838.44
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                            -71,183.90

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%         2,808,982.68
     of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
     Beginning Reserve Account Balance                                                                                 2,808,982.68
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
     Reserve Account Investment Earnings                                                                                   1,890.92
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance           -1,890.92
     and over-collateralization amounts has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,808,982.68
     Total Ending Reserve Balance                                                                                      2,808,982.68

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                          899,838.44
     Scheduled Principal Payments Received                                                                               801,856.63
     Principal Prepayments Received                                                                                    2,365,940.74
     Total Interest and Principal Payments Received                                                                    4,067,635.81

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     206,974.86
     minus  Reasonable Expenses                                                                                           24,459.90
     Net Liquidation Proceeds                                                                                            182,514.96
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                       182,514.96

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                              4,250,150.77
V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                             113,537,956.90
     multiplied by Servicer Fee Rate                                                                                          0.50%
     divided by Months per Year                                                                                                  12
    SERVICING FEE AMOUNT                                                                                                  47,307.48

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                             708.33


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                            374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                    113,537,956.90
     Pool Balance as of the Current Accounting Date                                                                  110,058,712.12
     Age of Pool in Months                                                                                                       54

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                          112,402,577.33
     Aggregate Note Balance as of Current Accounting Date                                                            108,958,125.00

b)
          Current Month      Number of Loans             Principal Balance            Percentage
     30-59 Days Delinquent         39                       1,100,821.92                1.000%
     60-89 Days Delinquent         12                        196,182.23                 0.178%
     90-119 Days Delinquent         6                        839,796.73                 0.763%
     120+ Days Delinquent           0                           0.00                    0.000%
     Defaults for Current Per       8                        311,447.41                 0.283%
     Cumulative Defaults           422                     15,017,061.39                4.010%
     Cumulative Recoveries                                  6,801,149.87                1.816%

    Current Period Realized Losses
     Current Month Realized Losses                                                                                       311,447.41
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.083%
     Preceding Realized Losses                                                                                           216,144.26
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.058%
     Second Preceding Realized Losses                                                                                    234,260.28
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.063%
     Cumulative Realized Losses                                                                                        8,215,911.52
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        2.194%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                    0.29385740
    Note Pool Factor                                                                                                     0.29091884

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                   47,307.48
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwis           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                 0.00
     Class A-2                                                                                                                 0.00
     Class A-3                                                                                                                 0.00
     Class A-4                                                                                                            17,271.03
     Class A-5                                                                                                           211,728.83
     Class A-6                                                                                                           314,456.13
     Class B                                                                                                              55,943.93
     Class C                                                                                                              49,440.60

                                                                                                  Noteholders' Monthly
                                                                                       Beginning  Principal Distribu    Ending
                                                                                        Balance         Amount          Balance
     Class A-1                                                                                0.00              0.00           0.00
     Class A-2                                                                                0.00              0.00           0.00
     Class A-3                                                                                0.00              0.00           0.00
     Class A-4                                                                        3,116,577.33      3,116,577.33           0.00
     Class A-5                                                                       37,585,000.00        327,875.00  37,257,125.00
     Class A-6                                                                       54,847,000.00              0.00  54,847,000.00
     Class B                                                                          9,363,000.00              0.00   9,363,000.00
     Class C                                                                          7,491,000.00              0.00   7,491,000.00


c)  Recaptured Principal from Overcollateralization                                                                       34,792.45
    Excess Spread Received                                                                                                 2,189.87


VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                             8.89%
    Weighted Average Remaining Maturity (WAM)                                                                                   126


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                           4,177,582.65
Plus:     Trustee Fee                                                                                                        708.33
Less:    Reserve Withdrawl
TOTAL WIRE TO CHASE                                                                                                    4,141,308.66

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                  36,982.32



EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:             09-Jan-04
Determination Date:          12-Jan-04
Monthly Payment Date:        15-Jan-04
Collection Period Ending:    31-Dec-03

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                 10,100,107.44
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      104,862.58
     Current Monthly Interest Shortfall/Excess                                                                          -135,854.33
     Recoup of Collection Expenses                                                                                       -19,487.74
     Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
     Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             10,049,627.95

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                      1,819,977.04
     Amount of Interest Payments Received During the Collection Period                                                 1,955,831.37
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                           -135,854.33

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
     Beginning Reserve Account Balance                                                                                 3,971,004.00
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
     Reserve Account Investment Earnings                                                                                   3,225.35
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance           -3,225.35
     has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             3,971,004.00
     Total Ending Reserve Balance                                                                                      3,971,004.00

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                        1,955,831.37
     Scheduled Principal Payments Received                                                                             1,455,818.42
     Principal Prepayments Received                                                                                    6,688,457.65
     Total Interest and Principal Payments Received                                                                   10,100,107.44

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     112,341.42
     minus  Reasonable Expenses                                                                                            7,478.84
     Net Liquidation Proceeds                                                                                            104,862.58
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                       104,862.58

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             10,204,970.02

V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                             240,261,080.10
     multiplied by Servicer Fee Rate                                                                                          0.75%
     divided by Months per Year                                                                                                  12
    SERVICING FEE AMOUNT                                                                                                 150,163.18




VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                            529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                    240,261,080.10
     Pool Balance as of the Current Accounting Date                                                                  231,698,120.61
     Age of Pool in Months                                                                                                       26

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                          240,261,080.10
     Aggregate Note Balance as of Current Accounting Date                                                            231,698,120.61

b)
          Current Month      Number of Loans             Principal Balance            Percentage
     30-59 Days Delinquent         60                          1,411,213.13             0.609%
     60-89 Days Delinquent         19                            517,658.22             0.223%
     90-119 Days Delinquent        20                          1,111,408.50             0.480%
     120+ Days Delinquent           0                                  0.00             0.000%
     Defaults for Current Per      11                            418,683.42             0.181%
     Cumulative Defaults           345                        13,731,535.70             2.593%
     Cumulative Recoveries                                     5,226,388.26             0.987%
    Current Period Realized Losses
     Current Month Realized Losses                                                                                       418,683.42
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.079%
     Preceding Realized Losses                                                                                           446,884.84
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.033%
     Second Preceding Realized Losses                                                                                    399,789.28
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.076%
     Cumulative Realized Losses                                                                                        8,505,147.44
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.606%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                    0.43760616
    Note Pool Factor                                                                                                     0.42693591

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                  150,163.18
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwis           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                 0.00
     Class A-2                                                                                                                 0.00
     Class A-3                                                                                                           120,716.27
     Class A-4                                                                                                           448,875.00
     Class A-5                                                                                                           373,205.42
     Class B                                                                                                             106,255.75
     Class C                                                                                                              52,993.50
     Class D                                                                                                              85,352.08

                                                                                                  Noteholders' Monthly
                                                                                       Beginning  Principal Distribu    Ending
                                                                                        Balance         Amount          Balance
     Class A-1                                                                                0.00              0.00           0.00
     Class A-2                                                                                0.00              0.00           0.00
     Class A-3                                                                       30,561,080.10      8,562,959.49  21,998,120.61
     Class A-4                                                                       95,000,000.00              0.00  95,000,000.00
     Class A-5                                                                       72,350,000.00              0.00  72,350,000.00
     Class B                                                                         19,830,000.00              0.00  19,830,000.00
     Class C                                                                          9,270,000.00              0.00   9,270,000.00
     Class D                                                                         13,250,000.00              0.00  13,250,000.00


c)  Excess Spread Received                                                                                               149,107.26



VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                             9.21%
    Weighted Average Remaining Maturity (WAM)                                                                                149.71


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               10,049,627.95


TOTAL WIRE TO HSBC                                                                                                     9,900,520.69

Amount Due To Servicer                                                                                                   149,107.26
